CENTURION COUNSEL FUNDS, INC.
365 So. Rancho Santa Fe Road, 3rd Floor
San Marcos, California 92069


IMPORTANT INFORMATION FOR THE SHAREHOLDERS IN THE
CENTURION COUNSEL FUNDS

This package contain your proxy statement and proxy card. The proxy card is your ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. When you complete, sign and return your proxy card to us, we'll vote it exactly as you tell us. If you simply sign and return your proxy, we'll vote it in accordance with the Director's recommendations on page 2. We urge you to spend a couple of minutes with the proxy statement, and either fill out your proxy card and return it to us via the mail. If a sufficient number of our shareholders don't return their proxies, we may have to incur the expense of follow-up solicitations, which can cost your fund money. We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

If you have any questions, please contact us at the following number: (760) 471-8536 or email us at centurioncounsel.com.




Table of Contents

                                                Page

A Message from the Chairman                       1

Notice of Annual Shareholder Meeting              2

Proxy Statement                                   3


Proxy Card enclosed












A Message from the Chairman


Dear Shareholder:

I am writing to you to ask for your vote on important matters that affect your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card. We are asking for your vote on the proposal fixing the number of Directors and electing your fund's Directors.

We want very much for each of our shareholders to attend our meeting. However, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to give us your voting by completing, signing, and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card.

When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies, so please don't put this proxy aside for another day.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter. If you have any questions about the proposals, contact us at (760) 471-8536.

Sincerely,



Jack K. Heilbron, Chairman




CENTURION COUNSEL FUNDS, INC.

Notice of Annual Meeting of Shareholders

This is the formal agenda for our annual shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Centurion Counsel Funds, Inc.

The Annual Meeting of Shareholders of your fund will be held on June 9, 2004 at 10:00 a.m., Pacific Time, at 365 So.
Rancho Santa Fe Road, 3rd Floor, San Marcos, California
92069, to consider the following:

1.   The election of Ms. Freeland, Mr. Heilbron, Mr. Rollings,
     Mr. Schwartz, and Mr. Werner to the fund's Board of Directors. See page 2 of the Proxy Statement.

2. The ratification of Squire & Company as the Fund's independent auditors.

3. The voting on any other business which may presently come before the meeting.

WE URGE YOU TO MARK, SIGN, DATE, AND RETURN BY MAIL THE
ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU
WILL BE REPRESENTED AT THE MEETING.

By order of the Board of Directors,



Kenneth W. Elsberry
Secretary

April 26, 2004



CENTURION COUNSEL FUNDS, INC.

PROXY STATEMENT

This Proxy Statement will give you the information you need to vote on the matters listed on the proxy. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you do not understand, please contact us at (760) 471-8536.

Who Is Asking for Your Vote?

The enclosed proxy is solicited by the Directors of Centurion Counsel Funds, Inc. for use at the Annual Meeting of Shareholders of your fund to be held on June 9, 2004, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting
(see previous page).

Who Is Eligible to Vote?

Shareholders of record at the close of business on Wednesday, March 31, 2004, of each of the three Centurion Counsel Funds series are entitled to be present and to vote at the Meeting or any adjourned Meeting. Centurion Counsel Funds, Inc. currently has three fund series, the Market Neutral Fund, the Growth Fund, and the Real Estate Fund. Each of these shareholders of record is entitled to one vote for each share owned on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about April 26, 2004. On what issues am I being asked to vote?

How Do Your Fund's Directors Recommend That I Vote?

The Directors unanimously recommend that you vote:

PROPOSAL FOR the election of the five nominees.

PROPOSAL FOR the ratification of the selection of Squire & Company as independent auditors of your fund.

PROPOSAL FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting.

How Do I Ensure That My Vote Is Counted?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified by you the shareholder. If you specify a vote for the Proposals, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of Squire & Company as independent auditors (Proposal 2), and IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting (Proposal 3).


Can I Revoke My Proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later dated proxy to your fund that is received at or prior to the Meeting, or you may attend the Meeting withdraw your proxy and vote in person.


THE PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

How Are Nominees Selected?

Your fund's Board of Directors (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Ms. Freeland, Mr. Schwartz and
Mr. Werner who is Chairman of the Committee. Each of these members is an independent director. The Committee is responsible for the selection and nomination of candidates to serve as Directors of your fund. The Committee will review any nominations from shareholders of persons to be elected to the Board of directors, if they are submitted in writing and addressed to the Committee at your fund's offices. The Committee expects to be able to identify from its own resources an ample number of qualified candidates.

Who Are the Nominees and Directors?

The nominees for director are described in the following table:


Non Interested Directors:

Name,	    Position(s)	  Term of Office    Principal Occupation(s)
Address	    Held with 	  and Length of     During Past 5 Years
and Age	    Fund	  Time Served

Carol Ann    Director	  Term one year;    Executive Vice President
Freeland		  Served since	    of PRM Financial Services
 (66)			  December 1994	    in Addison, Texas since
					    1992

Sumner J.    Director	  Term one year;    Since August 2001, Chief
Rollings		  Served since	    Executive Officer and sole
 (55)			  April 2001	    shareholder of the Wagon
					    Wheel Restaurant; From May
					    1999 to May 2001 he served
					    as a Sales Executive for
					    Joseph Webb Foods; from
					    1985 to 1999 he was Sales
					    Executive for Alliant
					    Food Service Sales.

Thomas	    Director	  Term one year;    Certified Financial Planner
Schwartz		  Served since	    since 1989
 (63)			  March 2001


Doug	    Director	  Term one year;    President of Tracks
Werner			  Served since	    Publishing, a publishing firm
 (53)			  December 1994	    located in Chula Vista, CA
					    Since 1993


	     Number of Portfolios in Fund	Other Directorships
Director     Complex Overseen by Director	Held by Director
Name	     or Nominee for Director		or Nominee for
						Director


Freeland-	3				None


Rollings-	3				None


Schwartz-	3				None


Werner-		3				None


Interested Directors:

Name,	    Position(s)	   Term of Office   Principal Occupation(s)
Address	    Held with 	   and Length of    During Past 5 Years
and Age	    Fund	   Time Served

Jack K.	    Director, 	   Term one year;   Since 1984 Chief
Heilbron    Chief 	   Served since	    Executive Officer of
 (53)	    Executive	   1994		    Centurion Counsel Inc.,
	    Officer, Chief		    the advisor; Centurion
	    Financial 			    Institutional Services
	    Officer and			    Chief Inc., the underwriter;
	    Chief Investment		    Centurion Group Inc.,
	    Officer		            the administrator and
					    transfer agent of the
					    Fund


	     Number of Portfolios in Fund	Other Directorships
Director     Complex Overseen by Director	Held by Director
Name	     or Nominee for Director		or Nominee for
						Director


Heilbron-	3				(b)


Notes:
(a) Mr. Heilbron is considered an interested person because of his ownership and executive control of the Funds, Adviser, Underwriter and Administrative/Transfer agent.
(b) Mr. Heilbron is a Director and the Chief Executive Officer of Centurion Counsel Inc., the advisor; Centurion Institutional Services Inc., the underwriter; Centurion Group Inc., the administrator and transfer agent of the Fund. All of the entities are owned beneficially by CI Holding Group Inc., of which Mr. Heilbron owns approximately 25% of the outstanding stock of CI Holding Group Inc..
(c) There are no arrangements or understanding between any of the directors, officers, and any other persons pursuant to which he or she was or is to be selected as director or officer.


Your fund's Board has one class of Directors having a term of one year. These terms continue, however until successors are duly elected and qualified. Each nominee will serve until the 2005 Annual Meeting of Shareholders.

Each nominee has consented to continue to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Directors. Each nominee will serve until the 2005 Annual Meeting of Shareholders.

What are the Directors' Responsibilities?

Your fund's Directors are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Directors regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Centurion Counsel and its affiliates, including administration and shareholder servicing. At least annually, the Directors review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Directors are assisted by an independent administrative staff and by your fund's auditors, counsel and other experts as appropriate, selected by and responsible to the Directors.

Your fund's Directors have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility to committees for certain specific matters to the Nominating and Compensation Committee and the Audit Committee, respectively. These committees are authorized to act for the Directors as specified in their charters. Each committee may utilize the resources of your fund's staff, counsel and auditors as well as other experts. The committees meet as often as necessary, normally in conjunction with regular meetings of the Directors. The Directors appoint the membership and chair of each committee.

The 1940 Act requires that your fund have a minimum proportion of independent Directors who are not affiliated in any way with your fund's investment advisor, principal underwriter or any broker-dealer. These independent Directors must vote separately to approve all financial arrangements and other agreements with your fund's investment advisor and other affiliated parties. The role of independent Directors has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. The Directors of your fund believe that independent Directors should represent at least two-thirds of the members of the board. Your fund's independent Directors usually meet as a group in executive session prior to each board meeting.

How Large a Stake Do the Directors and Officers Have in the Centurion Counsel Funds?

Based on their beneficial ownership as of March 31, 2004, the Directors and officers of your fund owned a total of shares of your fund as of that date, comprising approximately 4% of the outstanding shares of the fund.

The Directors' own Market Neutral Fund and Real Estate Fund shares as set forth in the following table. None of the Directors' own shares in the Centurion Counsel Growth Fund series.

Non Interested Directors:

Director	Year First		Dollar Range of Equity
		Elected as		Securities in the Fund
		Director
			  Market	     Growth   	    Real
			  Neutral			    Estate

Carol Ann 	1994	  None		     None	    None
Freeland

Sumner J. 	2001	  $10,000 to $50,000 $1 to $10,000  $10,000 to $50,000
Rollings                  (a)		     (a)            (a)

Thomas J.	2001 	  None		     None           None
Schwartz

Douglas		1994 	  $1 to $10,000	    None	    None
Werner                    (b)


		Aggregate Dollar Range of
Director 	Equity Securities in All
		All Funds Overseen or to
		be Overseen


Freeland-	None


Rollings-	$10,000 to $50,000


Schwartz-	None


Werner-		$1 to $10,000


During the past five years none of the above Non Interested Directors had a direct or indirect interest in the Fund's investment advisor or principal underwriter. They did not have a direct or indirect interest in a person directly or indirectly controlling, controlled by or under common control with the investment advisor or principal underwriter of the Fund.

Interested Directors: (d)

Director	Year First		Dollar Range of Equity
		Elected as		Securities in the Fund
		Director
				Market	  	    Growth   	Real
				Neutral				Estate

Jack K.		1989		$10,000 to $50,000  None	None
Heilbron			(c)
(d)


		Aggregate Dollar Range of
Director 	Equity Securities in All
		All Funds Overseen or to
		be Overseen


Heilbron-	$10,000 to $50,000


Notes:
(a) All Class D Shares.
(b) All Class C Shares.
(c) Primarily Class D Shares.
(d) Mr. Heilbron owns approximately 25% of CI Holding Group, Inc., which owns directly or beneficiary all of the shares of the Funds advisor, underwriter, and administrator/transfer agent.

Board members historically do not have a policy of having substantial investments in one or more of our funds.

What Are Some of the Ways in Which the Directors Represent Shareholder
Interests?

Among other ways, the Directors seek to represent shareholder interests by:

-	carefully reviewing your fund's investment performance on an individual basis with your fund's portfolio manager;

-	carefully reviewing the quality of the various other services provided to your fund and the shareholders by the Advisor and its affiliates;

-	discussing with senior management of the Advisor steps being taken to address any performance deficiencies;

-	conducting an in depth review of the fees paid by your fund and by negotiating with the Advisor to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing the Advisor sufficient resources to continue to provide high quality services in the future;

-	reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of your fund;

-	monitoring potential conflicts between your fund and the Advisor and its affiliates to ensure that your fund continues to be managed in the best interests of the shareholders.

During the fiscal year ended December 31, 2003, there were four meetings of the Board and four meetings of each of the Audit Committee and the Nominating and Compensation Committee, both of which were formed in April 2001. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

Does the Company have a Code of Business Conduct?

The Company has a Code of Ethics that that sets forth standards applicable to all employees of the Company, including executive officers and directors The Code of Ethics is available on the Centurion Counsel Web site at www.centurioncounsel.com. A copy may be obtained by written request submitted to the Corporate Secretary at Centurion Counsel Funds, Inc., 365 S. Rancho Santa Fe Rd., 3rd Floor, San Marcos, California 92069. The Company intends to satisfy any disclosure requirements regarding amendments to, or waivers from, any provision of the Code of Ethics by posting such information on the Centurion Counsel Web site.

What Are the Directors Paid for Their Services?

The Directors meet at least four times during the current fiscal year to review the operations of your fund and your fund's investment performance. The Directors also oversee the services furnished to your fund by Centurion
Counsel and various other service providers. Your fund currently pays each independent Director an annual retainer of $200 and a fee of $400 per Board meeting attended. Directors do not receive an additional fee for serving on any Committee. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

The table below indicates the total fees paid to Directors by your fund and by our other two fund series. These Directors also serve as directors of the other fund series which may hold meetings at different dates and times. The Directors and your fund's management believe that having the same individuals serving on the boards of our other funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable independent Directors who can more effectively oversee the management of the funds.




                     	Aggregate       Pension or	Estimated
                   	Compensation    Retirement 	Annual Benefits
Name of Person;         Paid by        	Benefits        Upon Retirement
Position           	Your Fund*   	Accrued

Carol A. Freeland       $1,800		-0-		-0-
Director


Sumner Rollings		$1,400		-0-		-0-
Director

Thomas E. Schwartz	$1,800          -0-		-0-
Director

Douglas Werner		$1,800		-0-             -0-
Director

Jack K. Heilbron	-0-		-0-		-0-
Chairman, President,
Chief Executive
Officer, Chief
Financial Officer

Kenneth 		-0-		-0-		-0-
Elsberry
Secretary

		Total Compensation From
Director	Your Complex


Freeland-	$1,800


Rollings-	$1,400


Schwartz-	$1,800


Werner-		$1,800


Heilbron-	-0-

Elsberry-	-0-


*Compensation received for the fiscal year ended December 31, 2003.

Mr. Heilbron and certain other Officers of your fund are officers, directors and/or shareholders of CI Holding and its other subsidiaries and may receive indirect remuneration due to their participation in management fees and other fees received from your fund by the Advisor and their affiliates. The Advisor or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part your fund expenses.

PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

How Are Independent Auditors Selected?

The Audit Committee selects and recommends your fund's independent auditors. The Audit Committee reviews the maintenance of your fund's records and the safekeeping arrangements of your fund's custodian, reviews both the audit and non-audit work of your fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

Which Independent Auditors Did the Board Select?

Upon the recommendation of the Audit Committee, the Board selected the firm of Squire & Company as auditors of your fund for the current fiscal year. Squire & Company has examined and reported on the fiscal year-end financial statements, dated December 31, 2003, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of Squire & Company for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of your fund and certain related filings with the U.S. Securities and Exchange Commission. Squire & Company has served as your fund's independent auditors since 1986. Squire & Company does not serve as independent auditors for CI Holding or any of its affiliates.

Neither the firm of Squire & Company nor any of its members have any material direct or indirect financial interest in your fund. Representatives of Squire & Company are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

PROPOSAL 3: OTHER BUSINESS

The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy. Because your fund did not have notice of any such matters before March 30, 2004, the persons named as proxies may exercise their discretionary voting power with respect to any matter presented at the Meeting.

FUND INFORMATION

Officers. Set forth below are the names and some background information for each of our officers.

Jack K. Heilbron, our Chairman, President, Chief Investment Officer and Chief Financial Officer since 1994. He is 53 years old. Background information for Mr. Heilbron is presented in a prior portion of this proxy statement.

Kenneth W. Elsberry, our Secretary, is 65 years old. Mr. Elsberry has served as an officer and director of NetREIT, a real estate investment trust, since its inception. Since 1982, Mr. Elsberry serves as an officer of Centurion Institutional Services, Inc., the funds underwriter. Mr. Elsberry holds the professional designations of registered principal and registered financial principal with NASD.

The officers of your fund are appointed by the Directors and serve at the pleasure of the Board. All of the officers of your fund are employees of Centurion Counsel or its affiliates. Because of their positions with Centurion Counsel or its affiliates or their ownership of stock of CI Holding Company, Inc., the parent corporation of Centurion Counsel, Jack
K. Heilbron, (nominee for Director of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.

The Investment Advisor. The Investment Advisor of your fund is Centurion Counsel, Inc., a California corporation with offices at 365 So. Rancho Santa Fe Rd., 3rd Floor, San Marcos, CA 92069. Pursuant to an investment advisor agreement, the Advisor manages the investment and reinvestment of fund assets. The Advisor is a wholly owned subsidiary of Centurion Group, Inc., which in turn is a subsidiary of CI Holding Group, Inc.

The Administrator. The administrator of your fund is Centurion Group, Inc. with offices at 365 So. Rancho Santa Fe Rd., 3rd Floor, San Marcos, CA 92069. Centurion Group is a wholly owned subsidiary of CI Holding Group, Inc. Pursuant to an administration agreement, Centurion Group, Inc. performs certain administrative functions for your fund.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for your fund is Centurion Group, Inc.

The Custodian. The custodian for your fund is US Bank, formerly known as Firstar Bank, at 425 Walnut Street, Cincinnati, Ohio 45202.

Outstanding Shares. As of March 31, 2004, the Market Neutral Fund, the Growth Fund and the Real Estate Fund had 424,344 shares outstanding and total net assets of $1,759,949. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of your fund's management, as of March 31, 2004, only one person owned beneficially more than 5% of the outstanding shares of your fund. Ms. Rizzo owned approximately
7.4% of the total outstanding shares.

Annual and Semi-Annual Reports. Your fund will furnish, without charge, a copy of our annual report and our most recent semi-annual report succeeding the annual report to a shareholder upon request made to Ms. Sally Walker, telephone (760) 471-8536 or fax at
(760) 471-0132 or forward a written request to your fund at its offices or email us at centurioncounsel.com.

Limitation of Director Liability

The Articles of Incorporation of your fund provides that the fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Director of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Independent Auditors

Squire & Company, 1329 South 800 East, Orem, Utah 84097, independent accountants, has been selected by the Directors as the independent auditors of your fund for the current fiscal year. The Audit Committee of the Board of Directors unanimously approved the selection of Squire & Company and the Directors unanimously approved such selection at its February 5, 2004 meeting. This firm also serves as the auditor for various other funds. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. A representative of the independent auditors is not expected to be present at the meeting but will be available if necessary.

The following table sets forth the aggregate fees billed for professional services rendered by your fund's principal accountants:


Audit Fees	Audit Fees		Financial 	All Other
		for All 		Information	Fees
		Centurion		System
		Counsel Funds		Designs and
					Implementation
					Fees


$7,500		$7,500                	 $0               $8,200

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of your fund's annual financial statements for the most recent fiscal year. The fees disclosed under the caption "Audit Fees for All Centurion Counsel Funds" are the aggregate fees billed for professional services rendered for the audits of all Centurion Counsel Funds for which your fund's independent accountants served as auditors for each such fund's most recent fiscal year ending on or before your fund's most recent fiscal year end. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for your fund's most recent fiscal year to your fund, to Centurion Counsel and to any entity controlling, controlled by or under common control with Centurion Counsel that provides services to the fund.

The Audit Committee is responsible for making recommendations to the Directors as to the selection of your fund's auditors. The Audit Committee has also established a policy, in addition to other practices and requirements relating to the selection of the fund's auditors, that all non-audit services proposed to be performed by your fund's principal accountants for the fund, Centurion Counsel and certain related parties be considered and approved by the Audit Committee or by an authorized representative of the committee in advance of the provision of such services. This pre-clearance policy calls for the consideration, among other things, of whether the provision of the proposed services would be compatible with maintaining the independence of your fund's principal accountants.

Audit Committee

The members of the Audit Committee of your fund include only Directors who are not "interested persons" of the fund or Centurion Counsel. Each member of the Audit Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Directors have adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee currently consists of Ms Freeland, Chairman, Mr. Schwartz, and Mr. Werner. Since the Committee was established in April 2001, the Audit Committee of the Centurion Counsel Funds met one time.

Audit Committee Report

Your fund's Board of Directors has adopted and approved a formal written charter for the Audit Committee, which set forth the Audit Committee's responsibilities.

As required by the charter, the Audit Committee reviewed your fund's audited financial statements and met with management, as well as with Squire & Company, your fund's independent auditors, to discuss the financial statements.

The Audit Committee has reviewed and discussed with management of your fund the audited financial statements for the last year. The Audit Committee received the written disclosures and the letter from Squire
& Company required by Independence Standards Board No. 1 and has discussed with the accountants the independence of Squire & Company. The Audit Committee also received the report of Squire & Company regarding the results of their audit. In connection with its review of the financial statements and the auditors' report, the members of the Audit Committee discussed with the representative of Squire & Company, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies your fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountant; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Company's accounting principles.

Based on its discussions with management and your fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in your fund's Annual Report to Shareholders for the fiscal year ended December 31, 2003 for filing with the U.S. Securities and Exchange Commission.

THE AUDIT COMMITTEE

Ms. Freeland,   Chairman
Appointed to the Committee on April 8, 2001
Mr. Schwartz
Appointed to the Committee on April 8, 2001
Mr. Werner
Appointed to the Committee on April 8, 2001


FURTHER INFORMATION ABOUT VOTING
AND THE SHAREHOLDERS' MEETING

Solicitation of Proxies. Your vote is being solicited by the Board of Directors of your fund. The cost of soliciting proxies is borne by your fund. Your fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. Your fund will not retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. Your fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If your fund does not receive your proxy by a certain time you may receive a telephone call from a professional proxy solicitation firm asking you to vote. Your fund does not reimburse Directors and Officers of your fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. Your fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. Your fund expects that, before the Meeting, broker-dealer firms holding shares of your fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, your fund understands that NYSE Rules, which most brokers are expected to follow, permit the broker-dealers to vote on the proposals to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the shares entitled to vote--present in person or represented by proxy constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Methods of Tabulation. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of your fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of your fund's shares present and voting on the Proposal at the Meeting. Proposal 3, for the proxyholders to have discretion to vote on any other business that may properly come before the Meeting, or any adjournments thereof, requires the affirmative vote of a majority of your fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

Adjournment. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

Shareholder Proposals. Your fund anticipates that its next annual meeting will be held in June 2005. Shareholder proposals to be presented at the next annual meeting must be received at your fund's offices, 365 So. Rancho Santa
Fe Rd., 3rd Floor, San Marcos, CA 92069, Attn: Secretary, no later than
January 31, 2005, in order to be included in your fund's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2005 Annual Meeting of Shareholders without including the proposal in your fund's proxy statement should notify your fund, at your fund's offices, of such proposal by March 15, 2005. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

By order of the Board of Directors,
Kenneth W. Elsberry
Secretary

April 26, 2004




PROXY


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF


CENTURION COUNSEL FUNDS, INC.


Annual Meeting of Shareholders - June 9, 2004


The undersigned shareholder of CENTURION COUNSEL FUNDS,
INC., a Minnesota corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual
Meeting of Shareholders to be held on Wednesday, June 9th at 10:00 a.m. Local Time, at 365 So. Rancho Santa Fe Rd., 3rd Floor, San Marcos, CA
92069, telephone (760) 471-8536, and hereby appoints Jack K. Heilbron and Kenneth W. Elsberry, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Special Meeting and at any adjournment or adjournments thereof, and to vote all shares of Common
Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.



Either of such attorneys or their substitutes has and may exercise all of the powers of said attorneys-in-fact hereunder.


[SEE REVERSE SIDE]

________________________________________

	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[ X ]	Please mark votes as in this example.

This Proxy will be voted as directed or, if no direction is indicated, will be voted FOR proposals 1 and 2, inclusive, below, and as said proxies deem advisable on such other matters as may properly come before the meeting.

1.    ELECTION OF DIRECTORS  -  Nominees:

C.A. Freeland 		J.K. Heilbron			S.J. Rollings
T. E. Schwartz 		D. Werner

[   ]  VOTE FOR 	[   ]  WITHHELD VOTE FROM      [   ]  VOTE FOR
       ALL NOMINEES	       FROM ALL NOMINEES	      NOMINEES(S)
							      NOT LINED OUT

(Instruction: You may withhold authority to vote for any individual nominee by striking a line through the nominee's name above.)


2.	PROPOSAL TO RATIFY THE APPOINTMENT OF SQUIRE & COMPANY AS THE
INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER
31, 2004.

[   ] FOR	    [   ] AGAINST		[   ] ABSTAIN


3.	IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON
SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENTS.

[   ] FOR	   [   ] AGAINST		[   ] ABSTAIN



I PLAN TO ATTEND THE MEETING.    Yes [   ]                  No [   ]

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed
envelope.   Persons signing in a fiduciary capacity should so indicate.
If shares are held by joint tenants or as community property, both should sign.)


Signature:			Date:________________


Signature:			Date:________________


(Joint owners must each sign. Please sign exactly as your name(s) appear(s) on this Proxy. When signing as an attorney, trustee, executor, administrator or guardian, please give your full title. If signer is a corporation, please sign the full corporation name and full title of signing officer.)

________________________________________